UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 14, 2005

Exact Name of Registrant as Specified
	in Charter; State of Incorporation;	IRS Employer
Commission File Number	Address and Telephone Number	Identification Number

1-8962	Pinnacle West Capital Corporation	86-0512431
(an Arizona corporation)
400 North Fifth Street, P.O. Box 53999
Phoenix, AZ 85072-3999
(602) 250-1000

1-4473	Arizona Public Service Company	86-0011170
(an Arizona corporation)
400 North Fifth Street, P.O. Box 53999
Phoenix, AZ 85072-3999
(602) 250-1000
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
     This combined Form 8-K is separately filed by Pinnacle West Capital Corporation and Arizona Public Service Company. Each registrant is filing on its own behalf all of the information contained in this Form 8-K that relates to such registrant. Neither registrant is filing any information that does not relate to such registrant, and therefore makes no representation as to any such information.

Item 8.01 Other Events

Item 8.01 Other Events
     Power Supply Adjustor
     As previously reported, on July 22, 2005, Arizona Public Service Company (“APS”) filed an Application for Surcharge with the Arizona Corporation Commission (the “ACC”) requesting recovery through a surcharge of $100 million in deferred purchased power and fuel costs under the power supply adjustor (“PSA”) approved by the ACC in APS’ recent general rate case settlement. In its application, APS proposed to recover $100 million of the PSA “bank balance” over a 24-month period beginning in November 2005.
     Although a procedural order setting a hearing date in this matter has not yet been issued, the ACC staff filed a proposed procedural schedule with the ACC indicating that the ACC staff, APS and the Residential Utility Consumer Office have agreed upon an approach to limit issues and permit the timely implementation of the surcharge consistent with an adjustment mechanism. Under the proposal, APS would withdraw from its surcharge application, without prejudice, $20 million, which represents an estimate of replacement power costs associated with unplanned outages at the Palo Verde Nuclear Generating Station between April 1, 2005 and July 31, 2005. APS would seek full recovery of these expenses in a later proceeding in which the prudence of the expenses would be reviewed. Under ACC regulations, expenses are presumed to have been prudently incurred and this presumption may be set aside only by clear and convincing evidence that the expenses were unreasonable, dishonest, or obviously wasteful. APS believes these expenses were prudently incurred and are therefore recoverable.
     If the proposed procedural schedule is approved, the hearing would commence on October 27, 2005 and APS would be requesting recovery of $80 million of deferred purchased power and fuel costs over a 24-month period beginning at year end. At August 31, 2005, APS’ deferred purchased power and fuel costs were approximately $117 million, including the $80 million of deferred costs that would be subject to the pending surcharge application.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE WEST CAPITAL CORPORATION
(Registrant)

Dated: September 22, 2005	By:	/s/ Donald E. Brandt

Donald E. Brandt
Executive Vice President and
Chief Financial Officer

ARIZONA PUBLIC SERVICE COMPANY
(Registrant)

Dated: September 22, 2005	By:	/s/ Donald E. Brandt

Donald E. Brandt
Executive Vice President and
Chief Financial Officer

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